                                                                    EXHIBIT 32.2

              CERTIFICATION BY CHIEF FINANCIAL OFFICER PURSUANT TO
                             18 U.S.C. SECTION 1350
                 (SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

      In connection with the Quarterly Report of PICO Holdings, Inc. (the "Company") on Form 10-Q for the three months ended September 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Maxim C.W. Webb, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 8, 2004                   /s/ Maxim C. W. Webb
                                         ---------------------------------------
                                         Maxim C. W. Webb
                                         Chief Financial Officer

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